Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




     In connection with the Quarterly Report of Berkeley Technology Limited on Form 10-Q for the period ended June 30, 2003 as filed with the U.S. Securities and Exchange Commission (the "Report"), I, Arthur I. Trueger, as Executive Chairman of the registrant, certify, pursuant to 18 U.S.C. ss. 1350, as adopted by ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)  The  accompanying  Quarterly Report fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.



Date:  August 6, 2003                            By:    /s/  Arthur I. Trueger

                                                        Arthur I. Trueger
                                                        Executive Chairman